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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 1, 2001



                              E*TRADE Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    1-11921                 94-2844166
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(State or Other Jurisdiction        (Commission             (IRS Employer
        of Formation)               File Number)        Identification Number)

               4500 Bohannon Drive, Menlo Park, California 94025
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          (Address of Principal Executive Offices, Including Zip Code)


       Registrant's Telephone Number, Including Area Code (650) 331-6000
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                                      N/A
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         (Former Name of Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On October 1, 2001, E*TRADE Group, Inc. ("E*TRADE") consummated its previously-reported acquisition of Dempsey & Company LLC ("Dempsey LLC"), an Illinois limited liability company. Dempsey LLC is one of the nation's largest privately-held specialist and market-making firms.

         Additional information regarding the acquisition and a copy of the Agreement of Mergers, Member Interest Purchase and Reorganization, dated as of August 29, 2001 among E*TRADE, Dempsey LLC, the members of Dempsey LLC, their shareholders and certain wholly-owned acquisition subsidiaries of E*TRADE is available in E*TRADE's Current Report on Form 8-K filed September 19, 2001, which is hereby incorporated by reference herein.

         The statements contained in this Form 8-K that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, seasonality, the development of new products and services, the enhancement of existing products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual report filed by the company with the SEC on Form 10-K (including information under the caption "Risk Factors") and quarterly reports on Form 10-Q.



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         (a) Financial Statements - Financial statements of Dempsey LLC required to be filed pursuant to Item 7(a) will be filed by amendment within 60 days of the date this filing is required.

         (b) Pro Forma Financial Information - Pro forma financial information required to be filed pursuant to Item 7(b) will be filed by amendment within 60 days of the date this filing is required.

         (c)      Exhibits -

         2.1 Agreement of Mergers, Member Interest Purchase and Reorganization, dated as of August 29, 2001 among E*TRADE, Dempsey LLC, the members of Dempsey LLC, their shareholders and certain wholly-owned acquisition subsidiaries of E*TRADE (incorporated by reference to E*TRADE's Current Report on Form 8-K filed September 19, 2001).







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Date:  October 15, 2001               E*TRADE Group, Inc.


                                            By:  /s/ Leonard C. Purkis
                                                 ---------------------
                                            Name:  Leonard C. Purkis
                                            Title: Chief Financial Officer




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                                    EXHIBITS

Exhibit
Number                          Description
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    2.1     Agreement of Mergers, Member Interest Purchase and Reorganization,
            dated as of August 29, 2001 among E*TRADE, Dempsey LLC, the members of Dempsey LLC, their shareholders and certain wholly-owned acquisition subsidiaries of E*TRADE (incorporated by reference to E*TRADE's Current Report on Form 8-K filed September 19, 2001)